UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Friday, 13 June 2014

DBMM GROUP

DIGITAL BRAND MEDIA & MARKETING GROUP, INC.

WWW.DBMMGROUP.COM

DIGITAL BRAND MEDIA & MARKETING GROUP, INC.

 (Exact of registrant as specified in its charter)

     Florida                                   333-85072                      59-3666743

State or other jurisdiction of incorporation    Commission File Number   IRS Employer Identification №.

                           747 Third Avenue, New York, NY 10017

   10017

                            (Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (646) 722-2706

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Matters Related to Accountants and Financial Statements; Changes in Registrant’s Certifying Accountant

On June 9, 2014, Digital brand Media & Marketing, Inc.’s auditor RBSM, LLP notified Digital brand Media & Marketing, Inc. (the "Company") that they are resigning and thus not standing for reelection.  Digital Brand Media & Marketing, Inc. has retained D’Arelli Pruzansky, P.A. as their new auditor and certifying accountant, on July 1, 2014, with the approval of the Board of Directors.  No prior dealings had been had between Digital Brand Media & Marketing, Inc. and D’Arelli Pruzansky, P.A.

RBSM, LLP was engaged on April 17, 2013 to audit the Company's financial statements for the fiscl year ended August 31, 2013.  RBSM, LLP did not issue an audit report on the financial statements of the Company for the fiscal year ended August 31, 2013.

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During the period from April 17, 2013 through June 9, 2014 there were: (i) no disagreements with RBSM, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, LLP, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for the Company; and, (ii) no “reportable events”, as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RBSM, LLP with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (SEC) and requested to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of RBSM, LLP  letter dated July 3, 2014 is attached as Exhibit 16.1 to the Form 8-K.

During the Company’s two most recently completed fiscal years and through the date of the Company’s appointment of D’Arelli Pruzansky, P.A., the Company did not consult with D’Arelli Pruzansky, P.A. regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by D’Arelli Pruzansky, P.A. that was an important factor considered by the Company in reaching a decision as to accounting, auditing, or financial reporting issues; or, (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Former Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

3 July 2014

/s/Linda Perry

By: Linda Perry, Executive Director

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